SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: January 9, 2004


                               Secured Data, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                        Nevada                      87-0650264
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           (State or Other Jurisdiction of        I.R.S. Employer
           Incorporation or Organization)        Identification No.)


              409 Calle San Pablo Suite 100-101 Camarillo, CA 93010
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               (Address of principal executive offices)(Zip Code)


                                 (805) 445 9149
                                -----------------
              (Registrant's telephone number, including area code)



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Item 5. Other Information - Reverse Split of Outstanding Common Stock and Symbol
                            Change

     Effective with the opening of trading on Monday, January 12, 2004, the outstanding common tock of the Company has been reverse split on a fifteen to one basis with fractional shares being rounded up to the next whole share.

     The common stock will trade on the NASD OTC Bulletin Board Market under the new symbol of SCRE.

     Holders of certificates may surrender their old certificates to the transfer agent, Interwest Stock Transfer Inc., 1981 East, 4800 South, Salt Lake City, Utah 84117, telephone 801-272-9294 and obtain new certificates upon paying the issuance fee of $15.00 per new certificate. Old certificates remain valid notwithstanding that the old certificates do not reflect the reduced number of shares.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURED DATA INC.

Dated: January 12, 2004


/s/ ART MALONE
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Art Malone, Chief Executive Officer